Earnings per Unit (Table) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income attributable to common unitholders	$ 50,561	$ 45,620	$ 29,836
Common Unitholders
Net income attributable to common unitholders	$ 28,323	$ 22,787	$ 9,239
Earnings per common unit, basic and diluted	$ 1.58	$ 2.95	$ 1.37
Weighted average number of common units outstanding, basic and diluted	17,964,288	7,729,521	6,735,000